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                                 EXHIBIT 10.40
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                             REAL ESTATE LIEN NOTE


$270,000.00                     Houston, Texas                 September 1, 1998


For value received, the undersigned, as principal, (the "Maker") promises to pay to the order of VISTA HEALTHCARE, INC., a Texas corporation (the "Payee"), at the Payee's offices at 1401 Vista, Pasadena, Texas 77504, in legal and lawful money of the United States of America the principal sum of TWO HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($270,000.00), with interest thereon from date hereof until maturity upon the balance of the principal sum at the rate of EIGHT AND ONE HALF PERCENT (8.5%) per annum until paid.

     Upon demand, but if demand not sooner made, in eighty-four (84) monthly installments (both principal and interest), with the first installment in the amount of FOUR THOUSAND TWO HUNDRED SEVENTY FIVE AND 85/100 DOLLARS ($4,275.85) being due and payable on October 1, 1998 and a like installment to be paid on or before the same calendar day of each succeeding month for eighty-four (83) months until this Note is paid in full.

     All payments made under this Note shall be applied first to accrued interest and the balance, if any, to principal.

     The Maker reserves the right to prepay this Note in whole or in part at any time without the payment of a premium or penalty.

     It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Texas, the United States of America, and judicial and/or administrative interpretations or determinations thereof ("Law"), regarding the contracting for, charging, and receiving of interest for the use and detention of money. The owner and holder hereof shall have no right to claim, charge, or receive any interest in excess of the maximum rate allowable under the law on that portion of the face amount representing principal which is outstanding and unpaid from time to time. Determination of the rate of interest for the purpose of determining whether this Note is usurious under the Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all charged, or received in excess of the maximum lawful rate shall be deemed a result of a mathematical error and a mistake; if this Note is paid in part by the Maker prior to the end of the full stated term of this Note and the interest received for the actual period of existence of this Note exceeds the maximum lawful rate, the owner and holder shall credit the amount of the excess against any amount owing under maturity, the owner shall refund to the Maker the amount of such excess, and shall not be subject to any of the penalties provided by Law for contracting for, charging or receiving Interest in excess of the maximum lawful rate. Any such excess which is unpaid shall be canceled.

     In the event of a failure to pay any installment of principal and/or interest herein provided when due, or a breach of the provisions of any of the instruments executed in connection with or securing this Note, or failure to pay any obligation of whatever nature owed to the owner and holder hereof whether such obligation is in existence now or in the future, or should the owner and holder hereof deem itself insecure, then the owner and holder thereof, at its option, may

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declare the entire principal balance and accrued interest owing hereon at once due and payable without notice. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     The makers, signers, sureties, guarantors, and endorsers of this Note severally waive demand, presentment, notice of dishonor, diligence in collecting, grace, notice and protest, notice of the failure to pay any installments of principal or interest or both prior to acceleration of maturity, notice of default, notice of intent to accelerate, notice of acceleration of maturity, and agree to one or more extensions for any period of periods of time and partial payments, before or after maturity, without prejudice to the holder; and if this Note shall be collected by legal proceedings through a probate or bankruptcy court or shall be placed in the hands of an attorney for collection, the undersigned agree to pay not less than fifteen percent (15%) of all unpaid principal and interest as reasonable attorney's or collection fees, or such other amount for attorney's fees and expenses as may be found by a court of competent jurisdiction as being reasonable and customary.

     This Note, and the terms, conditions and obligations hereunder shall be binding upon the parties hereto, their respective successors, assigns, executors, and/or administrators as the case may be.

     Should this Note be signed by more than one person (reference herein to any gender shall reference to all genders) and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

     This Note is secured by a deed of trust of even date herewith executed by Maker to ERIC G. CARTER, Trustee, securing the following real property:

     4.5799 acres of land being the residue of Lot 14 of South Houston Gardens, Section 5, as recorded in Volume 4, Page 15 of the Map Records of Harris County, Texas, and lying in the Day Land and Cattle Company Survey, Abstract No. 1025, Harris County, Texas, said 4.5799 acres of land being more particularly described by metes and bounds in Exhibit A attached hereto and made a part hereof for all purposes.


     The liens securing this note are secondary and inferior to the liens securing the payment of the unpaid balance of that certain $1,500,000.00 indebtedness described in and secured by a deed of trust of record under Clerk's file number N822396 in the County Clerk's Office of Harris County, Texas, the payment of which indebtedness the Maker hereof has not assumed but which the Payee herein as well as any other and holder of this note is obligated to pay as and when due and should default be made in the payment thereof the undersigned Maker has the right to cure such default and receive credit on this note, all as provided in the hereinabove mentioned Deed and Deed of Trust, which are referred to, incorporated herein, and made a part hereof.

     THIS LOAN IS PAYABLE IN FULL SEVEN YEARS FROM THE DATE HEREOF. AT MATURITY, THE MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE NOTE AND THE UNPAID INTEREST THEN DUE. HOLDER IS UNDER NO OBLIGATION TO REFINANCE THIS NOTE AT ANY TIME. YOU WILL THEREFORE, BE REQUIRED

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TO PAY OUT OF OTHER ASSETS WHICH YOU OWN OR SEEK FINANCING FROM A LENDER, WHICH
MAY BE THE HOLDER OF THIS NOTE, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME HOLDER.

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEEN THE
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PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS
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BETWEEN THE PARTIES.
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                                   DYNACQ INTERNATIONAL, INC.


                                   By: ______________________________________
                                       Philip Chan, Vice-President

                                   Address: 4301A Vista
                                            Pasadena, Texas 77504

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